                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 CITIZENS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    1) Title of each class of securities to which transaction applies:

    ------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:

    ------------------------------------------------------------------
    3) Per unit price or other underlying value or transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:

    ------------------------------------------------------------------
    5) Total fee paid:

    ------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:
                               -----------------
    2)  Form, Schedule or
        Registration Statement No.:
                               -----------------
    3)  Filing Party:
                               -----------------
    4)  Date Filed:
                               -----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                OF CITIZENS, INC.
                             A COLORADO CORPORATION

          EXECUTIVE OFFICE: 400 EAST ANDERSON LANE, AUSTIN, TEXAS 78752


TO THE STOCKHOLDERS OF CITIZENS, INC.

Notice is hereby given that the Annual Meeting of Stockholders of Citizens, Inc. will be held Tuesday, June 6, 2000, at 10:00 a.m., local time, at the Executive Office of the Company, 400 East Anderson Lane, Austin, Texas, for the following purposes:

     (1)  To elect the members of the Board of Directors of the Company; and

     (2) To transact such other business as may properly come before the Meeting or any adjournment thereof.

It is important, regardless of the number of shares you hold, that your stock be represented at the Meeting by a signed proxy card or personal attendance.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY TO THE TRANSFER AGENT. NO POSTAGE IS REQUIRED. IF YOU ATTEND THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.


                                             BY ORDER OF THE BOARD OF DIRECTORS



                                                   /s/ JEFFREY J. WOOD

APRIL 20, 2000                                  JEFFREY J. WOOD, SECRETARY

                                 CITIZENS, INC.
                             400 EAST ANDERSON LANE
                               AUSTIN, TEXAS 78752
                                 APRIL 20, 2000

  PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 6, 2000

                             SOLICITATION OF PROXIES

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Citizens, Inc., for use at the Annual Meeting of Stockholders to be held Tuesday, June 6, 2000, at 10:00 a.m., local time, (the "Meeting") at the Executive Office of the Company, 400 East Anderson Lane, Austin, Texas. This statement was sent to the stockholders of the Company on or about April 20, 2000.

You are requested to complete the enclosed proxy card, sign where indicated, and return it to the Transfer Agent in the envelope provided, which requires no postage if mailed in the United States. Solicitation of proxies will be primarily through the mail. Proxies may also be solicited by personal interview, telephone or telegram, by directors, officers and employees of the Company and its wholly-owned subsidiaries at no additional cost to the Company. The Company may also request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward soliciting material to the beneficial owners of the Company's common stock held of record by such persons, firms, or institutions, and the Company will reimburse the forwarding expense. The cost of this solicitation will be borne by the Company.

                                     PROXIES

The matters to be brought before the Meeting are: (i) the election of directors; and (ii) such other matters as may properly be brought before the Meeting. Shares represented by properly executed proxies received by the Company prior to the Meeting will be voted as specified thereon. If a proxy fails to specify how it is to be voted on any proposal it will be voted FOR such proposal. A person giving a proxy shall have the power to revoke it at any time before it is voted by notifying the Secretary of the Company in writing or by personally withdrawing such proxy at the Meeting. With regard to election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Under American Stock Exchange rules, brokers who have not received instructions from their customers may vote in the election of directors shares held in street name.

                                   RECORD DATE

Only stockholders of record at the close of business on April 20, 2000 are entitled to vote at the Meeting. As of the record date, the Company had outstanding and entitled to vote 22,800,525 Class A shares of common stock and 664,523 Class B shares of common stock.

                                     QUORUM

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock of the Company entitled to vote at the Meeting is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. If a quorum is not present or represented at the Meeting, the stockholders entitled to vote thereat, present in person or represented by proxy, have the power to adjourn or recess the Meeting from time to time for up to thirty (30) days without notice, other than announcement at the Meeting, until a quorum is present or represented. At such reconvened Meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the Meeting as originally noticed.

Management knows of no matters to be submitted at the Meeting with respect to which the stockholders are entitled to vote, other than the proposals listed below. In the event other matters properly come before the Meeting, the persons named in the proxy will vote according to their best judgment.


                        STOCK AND PRINCIPAL STOCKHOLDERS

Both classes of common stock are equal in all respects, except that (i) Class B common stock elects a simple majority of the Board of Directors of the Company and Class A common stock elects the remaining directors; and (ii) Class A Stockholders receive, on a per-share basis, twice the cash dividends paid on a per-share basis to Class B Stockholders. Each outstanding share of common stock has one vote in all matters to be considered at the Meeting.

The following table shows the persons known to the Company to be the beneficial owners of more than five percent of the Company's Class A and Class B common stock at April 20, 2000.

                               SHARES OWNED AND                 PERCENT OF
NAME AND ADDRESS              NATURE OF OWNERSHIP                 CLASS
----------------              -------------------               ----------
Harold E. Riley          4,084,812 Class A direct and
Post Office Box 149151           indirect*                         17.9%
Austin, Texas            664,523 Class B indirect*                100.0%

-------------
* See footnote (1) in the table immediately following.

The following table shows, as of April 20, 2000, certain information with regard to the beneficial ownership of the Company's Common Stock by each director, the named executive officers and by the executive officers and directors as a group.

                                                       SHARES OWNED AND                         PERCENT OF
     NAME                                            NATURE OF OWNERSHIP                          CLASS
     ----                                            -------------------                        ----------
Harold E. Riley                                 4,084,812 Class A direct and
                                                          indirect               (1)               17.9%
                                                  664,523 Class B indirect       (1)              100.0%

Rick D. Riley                                     458,960 Class A direct and
                                                          indirect               (2)                 2.0%

Joe R. Reneau, M.D.                                51,530 Class A direct                             (3)

T. Roby Dollar                                     34,103 Class A direct
                                                          and indirect           (4)                 (3)

Timothy T. Timmerman                               11,556 Class A direct                             (3)

Ralph M. Smith, Th.D.                               6,647 Class A direct and
                                                          indirect               (5)                 (3)

James C. Mott                                     8,701 Class A direct                               (3)

Steven F. Shelton                                   2,016 Class A direct                             (3)

Mark A. Oliver                                      913 Class A direct                               (3)

Jeffrey J. Wood                                       122 Class A direct                             (3)

All executive officers                          4,659,360 Class A direct and
    and directors as                                      indirect                                 20.4%
    a group (ten persons)                         664,523 Class B indirect                        100.0%

------------
(1) Owns 3,811,440 Class A shares directly and spouse owns 273,372 Class A shares. The Harold E. Riley Trust, of which Mr. Riley is the controlling Trustee, owns all of the 664,523 issued and outstanding shares of Class B common stock.
(2) Owns 297,558 Class A shares directly, 12,059 Class A shares as joint tenant with spouse, and 136,396 and 12,947 Class A shares indirectly as trustee for minor children and spouse, respectively.
(3)  Less than one percent (1%).
(4)  Owns 18,053 Class A shares directly and spouse owns 16,050 Class A shares.
(5)  Owns 1,725 Class A shares directly and spouse owns 4,922 Class A shares.

The Company is not aware of any arrangement, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company.

                             CONTROL OF THE COMPANY

Harold E. Riley is deemed to be the "controlling stockholder" of the Company. Mr. Riley owns, directly and indirectly, 4,084,812 shares (17.9%) of the outstanding Class A common stock and 664,523 shares (100%) of the Class B common stock, which stock elects a majority of the Company's Board of Directors.

                              ELECTION OF DIRECTORS

Harold E. Riley has advised the Company that he intends to vote all of his Class A shares in favor of the Class A nominees and all of the Class B shares owned by the Harold E. Riley Trust in favor of the Class B nominees. A majority vote of a quorum of Class A shares is necessary to elect the Class A nominees as directors. Cumulative voting is not permitted. The Class B nominees will be elected directors upon affirmative vote of the Class B shares by Harold E. Riley as controlling trustee of the Harold E. Riley Trust.

If for any reason any nominee herein named is not a candidate when the election takes place (which is not expected), the proxy will be voted for the election of a substitute nominee at the discretion of the persons named in the proxy.

Listed below are the persons who have been nominated for election as directors of the Company to serve for one year until the next Annual Meeting of Stockholders proposed to be held the first Tuesday of June 2001, or until their respective successors are duly elected and qualified. Class A Stockholders will vote on the nominees indicated below for election by Class A Stockholders, and Class B Stockholders will vote on the Class B nominees.

NOMINEES FOR ELECTION BY CLASS A STOCKHOLDERS


                                                                                     COMMON STOCK
                                      PRINCIPAL                      DIRECTOR        BENEFICIALLY
      NAME                AGE         OCCUPATION                       SINCE         OWNED 4/20/00
      ----                ---         ----------                     --------        -------------
James C. Mott              71    Consultant                            1998          8,701 Class A
                                 Austin, Texas

Steven F. Shelton          43    Farmer/Rancher                        1993          2,016 Class A
                                 Lamar, Colorado

Ralph M. Smith,            68    Pastor Emeritus                       1993          6,647 Class A
Th.D.                            Hyde Park Baptist Church
                                 Austin, Texas

Timothy T.  Timmerman      38    President                             1989         11,556 Class A
                                 Commerce Properties, Inc.;
                                 Partner, Realcom Management;
                                 Partner, Interfase Capital
                                 Austin, Texas

NOMINEES FOR ELECTION BY CLASS B STOCKHOLDERS

                                                                                           COMMON STOCK
                                      PRINCIPAL                           DIRECTOR         BENEFICIALLY
      NAME             AGE            OCCUPATION                            SINCE          OWNED 4/20/00
      ----             ---            ----------                          --------         -------------
T. Roby Dollar          61    Executive Vice President, Chief               1993          34,103 Class A
                              Actuarial Officer and Assistant
                              Secretary of Citizens Insurance Co. of
                              America
                              Austin, Texas

Mark A. Oliver          41    President of the Company                      1997             913 Class A
                              Austin, Texas

Joe R. Reneau, M.D.     67    Physician, Medical Consultant                 1989         51,530  Class A
                              Austin, Texas

Harold E. Riley         71    Chairman of the Board                         1987      4,084,812  Class A
                              of the Company                                            664,523  Class B
                              Austin, Texas

Rick D. Riley **        46    Vice Chairman of the Company; Chairman        1989        458,960  Class A
                              of the Board, CEO and President of
                              Citizens Insurance Co. of America
                              Austin, Texas

-----------------

** Son of Harold E. Riley. There are no other family relationships between or among the nominees to the Board and the Executive Officers of the Company.

Information concerning the nominees is set forth below:

James C. Mott, Consultant to the Company from December 31, 1997 to April 2000; Senior Vice President from 1996 until December 31, 1997; Supervisor of the Policyowner Service Department of Citizens Insurance Company of America from 1992 until his partial retirement in 1995; Coordinator in the Marketing Department of Citizens Insurance Company of America from 1991 to 1992.

T. Roby Dollar, Executive Vice President, Chief Actuarial Officer and Assistant Secretary of Citizens Insurance Company of America and affiliates, 2000; Vice Chairman, Chief Actuary, Assistant Secretary of Citizens Insurance Company of America and affiliates 1999; Vice Chairman, Chief Actuary of the Company and its affiliates from 1994 to 1999; President of the Company and its affiliates from 1992 to 1994; Executive Vice President and Chief Actuary of the Company and its affiliates from 1987 to 1992.

Mark A. Oliver, President of the Company from February 1999 to present; President of the Company and its affiliates from March 1997 to February 1999; Executive Vice President, Chief Financial Officer, Secretary and Treasurer of the Company and its affiliates from 1990 to 1997; Treasurer and Chief Financial Officer of the Company and its affiliates from 1988 to 1990; Treasurer and Controller of the Company and its affiliates from 1984 to 1988.

Joe R. Reneau, M.D., Physician - Medical Consultant, Abbott Laboratories, Austin, Texas, from 1987 to present and Medical Director of Company and its affiliates, from 1987 to present.

Harold E. Riley, controlling stockholder; Chairman of the Board of the Company 1987 to present; Chairman of the Board of the Company and its affiliates from 1994 to 1999; Chairman of the Board and Chief Executive Officer of the Company and its affiliates from 1992 to present; President of the Company and its affiliates from November 1996 to March 1997; Chairman of the Board, Chief Executive Officer and President of the Company and its affiliates, from 1987 to 1992; Chairman of the Board, President and Chief Executive Officer, Continental Investors Life Insurance Company, from 1989 to 1992.

Rick D. Riley, Vice Chairman of the Company, 2000 to Present; Chairman of the Board of Directors, President and CEO of Citizens Insurance Company of America and its affiliates, a subsidiary of the Company, from February 1999 to present; Chief Administrative Officer and Secretary of the Company from October 1998 to February 1999; Executive Vice President of the Company and its affiliates from September 1995 to 1998; Chief Operating Officer of the Company and its affiliates from September 1995 to March 1997; Chief Administrative Officer of the Company and its affiliates, from 1994 to June 1995, and President thereafter until September 1995; Executive Vice President and Chief Operating Officer of the Company and its affiliates, from 1990 to 1991 and 1992 to 1994; President, Computing Technology, Inc. from 1991 to 1992; Executive Vice President, Data Processing, of the Company and its affiliates, from 1987 to 1991; Executive Vice President, Continental Investors Life Insurance Company from 1989 to 1992.

Steven F. Shelton, Rancher/Farmer from 1974 to present; Director, First Centennial Corporation, from January to October 1989 and August 1990 to 1992. Director of the Company from 1993 to present.

Ralph M. Smith, Th.D., Pastor Emeritus, Hyde Park Baptist Church, Austin, Texas, from 1960 to March 1996. Director of the Company from 1989 to 1990 and 1993 to present; Advisory Director of the Company from 1991 to 1993.

Timothy T. Timmerman, President, Commerce Properties, Inc. from 1990 to present; Partner, Realcom Management from 1990 to present; Partner, Interfase Capital from 1999 to present. Director of the Company from 1989 to present.

No director of the Company is a director of any other company with a class of securities registered under the Securities Exchange Act of 1934 or any investment company registered under the Investment Company Act of 1940.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The business affairs of the Company are conducted under the direction of its Board of Directors. The Board of Directors held three (3) meetings during 1999, at which all directors were present. During 1999, the Board of Directors was served by three committees - the Executive Committee, the Compensation Committee and the Audit Committee. The Executive

Committee, composed of Messrs. Harold E. Riley, Joe R. Reneau, M.D. and Timothy Timmerman, met eighteen (18) times during 1999 and has exercised and may exercise all of the authority of the Board of Directors in the management of the business affairs of the Company, except where action of a majority of all members of the Board of Directors is required by statute or by the Articles of Incorporation or by the Bylaws of the Company. All actions taken by the Executive Committee are subsequently reviewed by the Board of Directors.

The Audit Committee composed of Messrs. Joe R. Reneau, M.D., Ralph M. Smith and Timothy T. Timmerman, met once during 1999. The functions of the Audit Committee include recommending to the Board each year the firm of independent auditors to be engaged by the Company, reviewing the annual financial statements issued by the Company to its security holders, reviewing and approving in advance the plan and scope of the audit of the Company to be performed for the following year by the independent auditors, reviewing with the principal independent auditors upon completion of their audit, their findings and recommendations, and periodically reviewing with them the principal accounting policies of the Company and other pertinent matters.

The Compensation Committee composed of Messrs. Joe R. Reneau, M.D., Timothy T. Timmerman and Ralph M. Smith, met once during 1999. The functions of the Compensation Committee include establishing compensation policies applicable to the Company's executive officers and making recommendations concerning executive compensation to the Board of Directors.

                                 CERTAIN REPORTS
             Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely upon a review of such reports and amendments thereto furnished to the Company, the Company believes that during 1999 all such reports were filed on a timely basis.

                               EXECUTIVE OFFICERS

The following table sets forth certain information concerning the executive officers of the Company who are elected annually by the Board of Directors at the first meeting of the Board following the Annual Meeting of Stockholders of the Company:


                                  COMPANY POSITIONS &
      NAME                AGE     PRINCIPAL OCCUPATION
      ----                ---     --------------------
Harold E. Riley (1)       71      Chairman of the Board and CEO

Rick D. Riley (2)         46      Vice Chairman

Mark A. Oliver (3)        41      President

Jeffrey J. Wood (4)       46      Executive Vice President, CFO,
                                  Secretary and Treasurer

-----------
(1)  Mr. Riley has served since 1987.
(2) Rick Riley became Vice Chairman in December 1999. He has served in various capacities for the Company and its affiliates since 1976.
(3) Mark A. Oliver has served since 1987. Prior to becoming President in March 1997, Mr. Oliver served as Executive Vice President, Chief Financial Officer and Secretary/Treasurer.
(4) Jeffrey J. Wood joined the Company in February 1999 as Executive Vice President, Chief Financial Officer, Secretary and Treasurer. From July 1987 to February 1999, Mr. Wood worked at Principal Financial Group as Associate Controller.



                  EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

The following table presents the aggregate compensation which was earned by the Chairman and the Chief Executive Officer for each of the past three years, and the Company's four and most highly compensated officers other than the Chief Executive Officer. There has been no compensation awarded to, earned by or paid to any employee required to be reported in any table or column in any fiscal year, other than what is set forth in the table below.


                           SUMMARY COMPENSATION TABLE


                                                              Long Term Compensation
                                                           -----------------------------
                                   Annual Compensation            Awards        Payouts
                                -------------------------  -------------------  --------
          (a)            (b)     (c)       (d)       (e)      (f)         (g)      (h)         (i)
                                                   Other
       Name and                                    Annual  Restricted    Options            All Other
       Principal                                   Compen-   Stock       SARs    LTIP       Compen-
       Position         Year    Salary    Bonus    sation   Award(s)            Payouts     sation**
       --------         ----    ------    -----    ------  ----------  -------  --------    --------
  Harold E. Riley,      1999   $468,950    N/A       N/A       N/A       N/A       N/A      $ 22,992
  Chairman              1998   $468,950    N/A       N/A       N/A       N/A       N/A      $ 24,423
                        1997   $360,000    N/A       N/A       N/A       N/A       N/A      $  8,929

*Clayton Dunham,        1999   $200,200    N/A       N/A       N/A       N/A       N/A      $  2,499
***E.V.P./C.M.O         1998   $189,200    N/A       N/A       N/A       N/A       N/A      $  1,110
                        1997   $174,200    N/A       N/A       N/A       N/A       N/A      $    318

  Mark A. Oliver,       1999   $150,200    N/A       N/A       N/A       N/A       N/A      $ 14,995
  President             1998   $149,382    N/A       N/A       N/A       N/A       N/A      $ 11,656
                        1997   $129,727    N/A       N/A       N/A       N/A       N/A      $  4,145

  Rick D. Riley, Vice   1999   $135,200    N/A       N/A       N/A       N/A       N/A      $ 22,992
  Chairman              1998   $133,533    N/A       N/A       N/A       N/A       N/A      $ 24,423
                        1997   $117,283    N/A       N/A       N/A       N/A       N/A      $  8,929

*T. Roby Dollar,        1999   $125,200    N/A       N/A       N/A       N/A       N/A      $ 22,992
***Vice Chairman,       1998   $119,991    N/A       N/A       N/A       N/A       N/A      $ 24,423
Chief Actuary and       1997   $109,470    N/A       N/A       N/A       N/A       N/A      $  8,929
Assistant Secretary

--------------
  * Messrs. Dunham and Dollar served as officers of the Company until February 1999, and continue to serve as officers of the Company's subsidiaries.
 **  Company contribution to qualified profit-sharing plan.
***  Officer of Company subsidiary.

All employees of the Company are covered under a non-contributory profit-sharing plan. Under the terms of the Plan, all employees who have completed one year of service are eligible to participate. Vesting begins following completion of three years' service and employees become fully vested after seven years' service. The Company made a $200,000 annual contribution in 1998 and 1999. Messrs. HE Riley, RD Riley, and MA Oliver had $149,547, $150,976 and $48,640, respectively, vested under the Plan as of December 31, 1999, the last allocation date. Mr. Dollar and Mr. Dunham had $151,150 and $6,486 vested in the Plan as of December 31, 1999, respectively.

During 1999, the members of Board of Directors who are not officers of the Company were paid $1,000 per meeting, while Committee members who are not officers were paid $300 per Committee Meeting. In December 1999, such compensation was modified to $6,000 per year and $500 for any Committee Meetings. Total directors' fees paid during 1999 were $16,175. Messrs. Mott, Reneau and Smith were paid $83,612, $22,300 and $5,100, respectively in 1999 for services performed as consultants to the Company.

                                 OTHER BUSINESS

Should any other business come before the Meeting, and management is not aware of any at this time and does not expect any, the persons named in the proxy will vote on such business as their best judgment and discretion indicates.

                               PUBLIC ACCOUNTANTS

KPMG LLP, 200 Crescent Court, Suite 300, Dallas, Texas 75201, is the Company's principal independent auditor. A representative of KPMG LLP will be present at the Annual Meeting of Stockholders to answer questions and make any desired statement.

                        ANNUAL REPORT AND OTHER MATERIAL

A copy of the Company's Annual Report to Stockholders has been mailed under separate cover. A copy of the report of the Compensation Committee of the Board of Directors and a Performance Graph regarding stockholder return accompany this Proxy Statement. NO PART OF SUCH MATERIAL IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL.

                              STOCKHOLDER PROPOSAL
                        DEADLINE FOR 2001 ANNUAL MEETING

Any proposal by a stockholder to be presented at the Company's next annual meeting currently scheduled to be held on the first Tuesday in June 2001, must be received at the offices of the Company, 400 East Anderson Lane, Austin, Texas 78752, no later than December 29, 2000.


                                   BY THE ORDER OF THE BOARD OF DIRECTORS



AUSTIN, TEXAS                               JEFFREY J. WOOD
APRIL 20, 2000                              SECRETARY

                   COMPARATIVE 5-YEAR CUMULATIVE TOTAL RETURN
                              AMONG CITIZENS, INC.,
                     AMEX MARKET INDEX AND PEER GROUP INDEX

The following graph represents a comparison of the preceding five-year cumulative total return of the Company, a peer group and a broad market index. The broad market index chosen was the AMEX Market Index. The peer group, which includes life, accident and health companies, was compiled by Media General Financial Services.

















                     ASSUMES $100 INVESTED ON JAN. O1, 1995
                           ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 1999



  COMPARISON OF CUMULATIVE TOTAL RETURN OF ONE OR MORE COMPANIES, PEER GROUPS,
                     INDUSTRY INDEXES AND/OR BROAD MARKETS


COMPANY                12/30/1994  12/29/1995   12/31/1996   12/31/1997   12/31/1998   12/31/1999
-------                ----------  ----------   ----------   ----------   ----------   ----------
Citizens, Inc.           100.0       111.36       103.03        78.79        68.18        89.94
Life Insurance           100.0       147.38       187.93       276.82       410.57       372.48
AMEX Market Index        100.0       128.90       136.01       163.66       161.44       201.27


Source:    Media General Financial Services
           P.O. Box 85333
           Richmond, Virginia 23293

                                 CITIZENS, INC.
                               BOARD OF DIRECTORS
             Compensation Committee Report on Executive Compensation

         The Compensation Committee, which is composed of three outside directors, makes recommendations to the Board concerning the compensation of the Company's executive officers. In order to make such recommendations, toward the end of each year, the Committee evaluates the Company's performance relative to its business plan and peer group performance. Additionally, each executive officer's contribution to the Company's achievements during the year is evaluated.

         THE GOAL OF THE COMPENSATION COMMITTEE IS TO ENSURE THAT THE COMPANY EMPLOYS QUALIFIED, EXPERIENCED EXECUTIVE OFFICERS WHOSE FINANCIAL INTEREST IS ALIGNED WITH THAT OF THE SHAREHOLDERS. THE COMMITTEE CONSIDERS GENERAL INDUSTRY PRACTICE, TAX EFFECTS AND OTHER FACTORS IN STRUCTURING EXECUTIVE COMPENSATION AWARDS. THE FOLLOWING IS A DISCUSSION COMPENSATION FORM CURRENTLY BEING UTILIZED.

         SALARIES FOR EACH OF THE COMPANY'S EXECUTIVE OFFICERS ARE DETERMINED BY TAKING INTO CONSIDERATION PERFORMANCE, LENGTH OF TENURE WITH THE COMPANY, COMPENSATION BY INDUSTRY COMPETITORS FOR COMPARABLE POSITIONS AND CAREER ACHIEVEMENTS. SALARIES PAID WITHIN THE INDUSTRY ARE WEIGHTED MORE HEAVILY IN SETTING BASE SALARY LEVELS. IN ORDER TO DETERMINE COMPARABLE SALARY LEVELS PAID WITHIN THE INDUSTRY, THE COMMITTEE REVIEWS VARIOUS INDUSTRY SURVEYS AND PUBLICLY FILED INFORMATION OF ITS COMPETITORS. NO BONUS OR STOCK OPTION PLANS EXIST; HOWEVER, THERE IS A PROFIT SHARING PLAN, WHERE DISTRIBUTION IS BASED ON TENURE.

         Harold E. Riley was elected Chairman of the Board and Chief Executive Officer in 1987. Mr. Riley is currently employed by the Company on an "at-will" basis. The Compensation Committee reviewed industry salary surveys and determined that his total cash compensation was lower compared to similar positions with industry competitors; however, was reasonable given the Company's present size and resources. In evaluating his performance during the last three fiscal years and using the above criteria, the Committee considered the significant role Mr. Riley has played in the development of the Company's various operating and marketing programs, as well as his experience in the merger and acquisition area and his overall management expertise in establishing his compensation for the year 2000. The Committee believes that the cash compensation paid to the chief executive officer is designed to closely align his interests with those of the shareholders, and that his compensation is related directly to his performance as a person with considerable experience and ability in the insurance industry.

                                          COMPENSATION COMMITTEE:

                                            JOE R. RENEAU, M.D.
                                           TIMOTHY T. TIMMERMAN
                                           RALPH M. SMITH, TH.D.

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                                 CITIZENS, INC.

                                  JUNE 6, 2000




               o PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED o




A [X]  Please mark your
       votes as in this
       example.



                     FOR            WITHHELD

1. Election of       [ ]              [ ]
   Directors.

Vote withheld from the following nominee(s):

---------------------------------------------

CLASS A NOMINEES:

      James C. Mott
      Steven F. Shelton
      Ralph M. Smith, Th.D.
      Timothy T. Timmerman

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


PLEASE COMPLETE, DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE.





Signature(s)                                                                         Dated:            , 2000
            ----------------------              ------------------------------             ------------
                                                   Signature if Held Jointly

NOTE: Please sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                 CITIZENS, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Mark A. Oliver, Joel H. Mathis, Rick D. Riley, or any of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of Citizens, Inc. (the "Company") to be held on June 6, 2000 at 10:00 a.m., local time, and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as directed on the reverse side and in their discretion upon such other matters as may come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                         (TO BE SIGNED ON REVERSE SIDE)